Exhibit 10.28

WARRANT TO PURCHASE
SHARES OF
ACCOUNTABILITIES, INC.

NEITHER THIS WARRANT NOR ANY SECURITIES PURCHASABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS.  THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND NEITHER THIS WARRANT NOR ANY SECURITIES PURCHASABLE UPON EXERCISE HEREOF MAY BE SOLD OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS, OR EVIDENCE REASONABLY SATISFACTORY TO THE CORPORATION THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND LAWS.

_________________________

This is to certify that, FOR VALUE RECEIVED, _________ (the “Holder”) or registered assigns is entitled to purchase, subject to the provisions of this Warrant, from Accountabilities, Inc., a Delaware corporation (the “Corporation”), __________ shares of the Corporation’s Common Stock, $.0001 par value per share (the “Common Stock”), at an exercise price of _____ per share (the “Warrant Price”), at any time prior to 5:00 p.m. New York City time on January 10, 2011 (the “Expiration Date”), at which time this Warrant shall expire and become void.  The number of shares to be received upon the exercise of this Warrant and the price to be paid for each share shall be adjusted from time to time as hereinafter set forth.  The shares or other securities or property deliverable upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as “Warrant Shares” and the exercise price of a share in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the “Warrant Price.”  Unless the context otherwise requires, the term “Warrant” or “Warrants” as used herein includes this Warrant and any other Warrant or Warrants which may be issued pursuant to the provisions of this Warrant, whether upon transfer, assignment, partial exercise, divisions, combinations, exchange or otherwise, and the term “Holder” includes any transferee or transferees or assignee or assignees of the Holder named above, all of whom shall be subject to the provisions of this Warrant, and, when used with reference to Warrant Shares, means the holder or holders of such Warrant Shares.

Section 1. Exercise.  This Warrant may be exercised in whole or in part at any time or from time to time before 5:00 P.M., New York City Time, on the Expiration Date, or if such day is a day on which Federal or State chartered banking institutions located in the State of New Jersey are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Corporation at its principal office, with the Purchase Form annexed hereto duly executed and accompanied by payment, in cash or certified or official bank check payable to the order of the Corporation, of the aggregate Warrant Price for the number of Warrant Shares specified in such form.  If this Warrant should be exercised in part only, the Corporation shall, upon presentation of this Warrant upon such exercise, execute and deliver a new Warrant, dated the date hereof, evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder under the same terms and conditions as herein set forth.  Upon and as of receipt by the Corporation of this Warrant at its office, in proper form for exercise and accompanied by payment as herein provided, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise and admitted as a shareholder of the Corporation, notwithstanding that the transfer books of the Corporation shall then be closed.

Section 2. Reservation of Shares.  The Corporation hereby agrees that at all times until expiration of this Warrant there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of Common Stock as shall be required for issuance or delivery upon exercise of this Warrant.

Section 3.	Exchange or Loss of Warrant.

3.1 This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Corporation at its principal office, for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of Warrant Shares purchasable hereunder on the same terms and conditions as herein set forth.

3.2 Upon receipt by the Corporation of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Corporation will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, or destroyed Warrant shall thereupon become void.  Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Corporation, whether or not the Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

Section 4. Adjustment of Warrant Price and Number of Warrant Shares.  The Warrant Price and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events or as otherwise provided in this Section 4.  The Warrant Price in effect at any time and the number and kind of securities purchasable upon exercise of this Warrant shall be subject to adjustment as follows:

4.1 Share Dividends, Reclassification and Recapitalization.  In case the Corporation shall (i) pay a dividend or make a distribution on all of its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide, reclassify or recapitalize its outstanding shares of Common Stock into a greater number of shares, or (iii) combine, reclassify or recapitalize its outstanding shares of Common Stock into a smaller number of shares, the Warrant Price in effect at the time of the record date for such dividend or distribution or on the effective date of such subdivision, combination, reclassification or recapitalization and the number of shares issuable upon the exercise of this Warrant shall, if necessary to give equitable effect to the Holder, be proportionately adjusted and the Holder of any Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares which, if such Warrant had been exercised immediately prior to such time, the Holder would have owned upon such exercise and been entitled to receive upon such dividend, subdivision, combination, reclassification or recapitalization.  Such adjustment shall be made successively whenever any event listed in this Section 4.1 shall occur.

4.2 Notice of Adjustment.  Whenever the number of Warrant Shares purchasable upon the exercise of this Warrant or the Warrant Price of such Warrant Shares is adjusted, as herein provided, the Corporation shall file in the custody of its Secretary or an Assistant Secretary at its principal office, an officer’s certificate setting forth the number of Warrant Shares purchasable upon the exercise of this Warrant and the Warrant Price of the Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.  Each such officer’s certificate shall be made available at all reasonable times for inspection by the Holder of this Warrant and the Corporation shall, forthwith after each such adjustment, mail a copy of such certificate to such Holder by first-class mail, postage prepaid.

4.3 No Adjustment for Distributions.  No adjustment in respect of any cash distributions by the Corporation shall be made during the term of this Warrant or upon exercise of this Warrant.

4.4 Purchase Rights Upon Reorganization, Merger, Consolidation, etc.  In the event of any capital reorganization of the Company (other than an event referred to in Section 4.1), or in case of the consolidation of the Company with, the merger of the Company with or into or the sale of all or substantially all of the properties and assets of the Company to any other person, if in connection therewith consideration other than cash is payable to the company or holders of Common Stock (or other securities or property purchasable upon exercise of this Warrant) in exchange therefore, this Warrant shall remain subject to the terms and conditions set forth in this Warrant and this Warrant shall, after such capital reorganization, consolidation, merger or sale be convertible into the number of shares of stock or other securities or assets to which a holder of the number of shares of Common Stock receivable (at the time of such capital reorganization, reclassification of such Common Stock, consolidation, merger or sale) upon exercise of this Warrant would have been entitled if this Warrant had been exercised immediately prior to such capital reorganization, reclassification of such Common Stock, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth in this Warrant with respect to the rights and interests thereafter of the Warrantholder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or assets thereafter deliverable on the exercise of this Warrant.  The Company shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets or the appropriate corporation or entity shall assume, by written instrument, the obligation to deliver to the Warrantholder the shares of stock, securities or assets to which the Holder may be entitled pursuant to this Section 2(e).

4.5 Cash Transactions; Dissolution.  Notwithstanding Section 4.4, (i) if the Company merges or consolidates with, or sells all or substantially all of its property and assets to, any other person and consideration is payable to holders of Common Stock in exchange for their Common Stock in connection with such merger, consolidation or sale which consists solely of cash, or (ii) in the event of the dissolution, liquidation or winding up of the Company, then the Warrantholder may exercise this Warrant immediately prior to such event and participate as a holder of Common Stock (or other securities issuable upon exercise of this Warrant) with respect to such event.  Upon receipt of such payment at the option of the Warrantholder, if any, the rights of the Warrantholder shall terminate and cease and this Warrant shall be deemed exercised in full.  In case of any such merger, consolidation or sale of assets, the surviving or acquiring person and, in the event of any dissolution, liquidation or winding up of the Company, the Company, shall promptly, after receipt of this surrendered Warrant, make payment by delivering a check in such amount as is appropriate (or, in the case of consideration other than cash, such other consideration as is appropriate) to such person as it may be directed in writing by the Warrantholder surrendering this Warrant.

Section 5. No Rights as Shareholder; Notices to Shareholders.  Nothing contained in this Warrant shall be construed as conferring upon the Holder or any transferee the right to vote or to receive distributions or to consent or to receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Corporation or any other matter, or any rights whatsoever as a shareholder of the Corporation, prior to the valid exercise of this Warrant ..

Section 6. Notice of Certain Proposed Actions.  In case at any time after this Warrant becomes exercisable the Corporation shall propose:

(a) to pay or make any distribution to all holders of its Common Stock; or

(b) to issue any rights, warrants or other securities to all holders of its Common Stock entitling them to purchase any additional shares or any rights, warrants or other securities; or

(c) to effect any reclassification or change of outstanding shares of Common Stock, or any consolidation, merger, sale, lease or conveyance of property described in Section 4; or

(d) to effect any liquidation, dissolution or winding-up of the Corporation;

then, and in any one or more of such cases, the Corporation shall give written notice thereof, by registered mail, postage prepaid, to the Holder, at the Holder’s address as it shall appear in the books and records of the Corporation, mailed at least 10 days prior to the earlier to occur of (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such distribution, rights, warrants or other securities are to be determined, or (ii) the date on which any such reclassification, change of its outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding up is expected to become effective, and the date as of which it is expected that holders of record of shares of its Common Stock, as the case may be, shall be entitled to exchange their shares or warrants for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding up.

Section 7. Transfer to Comply with the Securities Act of 1933.

7.1 Neither this Warrant nor the Warrant Shares may be sold or otherwise disposed of except to a person who, in the opinion of counsel in form and substance satisfactory to the Corporation, is a person to whom this Warrant or the Warrant Shares may be legally transferred within the terms of this Warrant and without registration and without the delivery of a current prospectus with respect thereto under the Securities Act of 1933, as amended, and then only against receipt of an agreement of such person to comply with the provisions of this Section 7 with respect to any resale or other disposition of such Warrant or Warrant Shares unless, in the opinion of counsel, such agreement is not required; or

7.2 Each certificate for Warrant Shares, if any, or for any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in the form and substance satisfactory to counsel of the Corporation, setting forth the restrictions on transfer thereof contained in Section 7.1 hereof.

Section 8. Governing Law.  This Warrant shall be construed in accordance with the laws of Delaware applicable to contracts executed and to be performed wholly within such state.

Section 9. Notice.  Notices and other communications to be given to the Holder of the Warrants evidenced by this certificate shall be deemed to have been sufficiently given, if delivered or mailed, addressed in the name and at the address of such owner appearing on the records of the Corporation, and if mailed, sent registered or certified mail, postage prepaid.  Notices or other communications to the Corporation shall be deemed to have been sufficiently given if delivered by hand or mailed postage prepaid, to the Corporation at  195 Route 9 South, Suite 109, Manalapan, New Jersey 07726.

IN WITNESS WHEREOF, the Corporation has executed this Warrant as of the ___ day of ______,2008.

ACCOUNTABILITIES, INC.

                                                                By:
 Name:
 Title:

PURCHASE FORM

(To be executed by the holder of the Warrant if he (it) desires to exercise the Warrant in whole or in part)

TO: ACCOUNTABILITIES, INC.

The undersigned, whose Social Security or other identifying number is ___________________, hereby irrevocably elects the right of purchase represented by the within Warrant for, and to purchase thereunder, __________________ Shares provided for therein and tenders payment therewith to the order of ACCOUNTABILITIES, INC., in the amount of $______________.  The undersigned requests that certificates, if any, for such Shares be issued as follows:

Name:

Address:

Deliver to:

Address:

and, if said number of Shares shall not be all the Shares purchasable hereunder, that a new Warrant for the balance remaining of the Shares purchasable under the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below:

Address:

Dated:	Signature____________________________

(Signature must conform in all respects to the name of the Holder of the Warrant, without alteration, enlargement or any change whatsoever, and the signature must be guaranteed in the usual manner).

Signature Guaranteed: